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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 24, 2003


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                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                          0-22140                 42-1406262
(State or other jurisdiction of      (Commission File)       (IRS Employer
incorporation or organization)             Number            Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

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                                TABLE OF CONTENTS

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

Signatures

Exhibit Index

Exhibit 99.1



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
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        The following Exhibit is being furnished herewith:

        99.1 Registrant's Press Release dated October 24, 2003.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

     In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

     On October 24, 2003, the Registrant announced the results of operations and financial position as of, and for the fourth quarter and fiscal year ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FIRST MIDWEST FINANCIAL, INC.

                                   By:     /s/ Donald J. Winchell
                                           -------------------------------------
                                           Donald J. Winchell
                                           Senior Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

Dated:  October 27, 2003



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                                  Exhibit Index
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Exhibit
Number                         Description of Exhibit
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99.1              Registrant's Press Release dated October 24, 2003